Exhibit 99.(q)

HEALTHSHARES™, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David W. Jaffin with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as an officer and director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by HealthShares™, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 1st day of December, 2006.

/s/ William J. Kridel
William J. Kridel

STATE OF NEW YORK	)
	:	ss.:
COUNTY OF NEW YORK	)

On this 1st day of December, 2006 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

HEALTHSHARES™, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David W. Jaffin with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as an officer and director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by HealthShares™, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 1st day of December, 2006.

/s/ John B. Adams
John B. Adams

STATE OF NEW YORK	)
	:	ss.:
COUNTY OF NEW YORK	)

On this 1st day of December, 2006 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

HEALTHSHARES™, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David W. Jaffin with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as an officer and director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by HealthShares™, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 1st day of December, 2006.

/s/ Donald J. Barrack
Donald J. Barrack

STATE OF NEW YORK	)
	:	ss.:
COUNTY OF NEW YORK	)

On this 1st day of December, 2006 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

HEALTHSHARES™, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David W. Jaffin with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as an officer and director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by HealthShares™, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 1st day of December, 2006.

/s/ Franklin M. Berger
Franklin M. Berger

STATE OF NEW YORK	)
	:	ss.:
COUNTY OF NEW YORK	)

On this 1st day of December, 2006 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

HEALTHSHARES™, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David W. Jaffin with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as an officer and director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by HealthShares™, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 28th day of December, 2006.

/s/ Judith Ann Hemberger
Judith Ann Hemberger

STATE OF NEW YORK	)
	:	ss.:
COUNTY OF NEW YORK	)

On this         day of December, 2006 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

HEALTHSHARES™, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David W. Jaffin with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as an officer and director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by HealthShares™, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 11th day of December, 2006.

/s/ Jeffrey L. Feldman
Jeffrey L. Feldman

STATE OF NEW YORK	)
	:	ss.:
COUNTY OF NEW YORK	)

On this 11th day of December, 2006 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

HEALTHSHARES™, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David W. Jaffin with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as an officer and director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by HealthShares™, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 11th day of December, 2006.

/s/ Anthony F. Dudzinski
Anthony F. Dudzinski

STATE OF NEW YORK	)
	:	ss.:
COUNTY OF NEW YORK	)

On this 11th day of December, 2006 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.